SPECIAL OPPORTUNITIES FUND, INC.

Supplement dated July 9, 2012
to the Prospectus dated June 8, 2012 (the “Prospectus”)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus.

On July 9, 2012, the Board of Directors of Special Opportunities Fund, Inc., a Maryland corporation (the “Fund”), approved the extension of the expiration date for the rights offering to purchase shares of a newly designated class of convertible preferred stock from July 9, 2012 to July 23, 2012.  The Expiration Date was extended so that this Supplement could be filed with the Securities and Exchange Commission to correct an error in the Prospectus.

On June 5, 2012, the Fund issued a public announcement of the commencement of the rights offering in which it stated: “If the net asset value of the Fund’s common stock reaches $20 per share (adjusted for any distributions made to common stockholders), the Fund’s Board of Directors may determine to redeem the convertible preferred stock at a price of $50 per share, subject to the Fund providing convertible preferred stockholders with at least 30 days notice.”  However, the Prospectus erroneously failed to state that the $20 per share threshold would be adjusted for distributions.

As a result, effective as of the date of this Supplement, all references in the Prospectus to an “Expiration Date” of July 9, 2012 are hereby changed to July 23, 2012.

In addition, the following changes (indicated in italics) are hereby made to the Prospectus:

•	On page 2, under the Section entitled “Important Dates to Remember”, the table is hereby changed to read as follows:

Record Date	June 15, 2012
Subscription Period	June 16 - July 23, 2012
Expiration Date/ Deadline to Purchase Convertible Preferred Stock†	July 23, 2012
Deadline for Notice of Guaranteed Delivery†	July 23, 2012
Deadline for Payment to Notice of Guaranteed Delivery	July 26, 2012

•	On page 12, under the Section entitled “Required Redemption or Conversion”, the first sentence is hereby changed to read as follows:

If the NAV of our Common Stock reaches $20 per share (adjusted for any distributions made to common stockholders), the Board may, in its sole discretion, redeem all then outstanding shares of Convertible Preferred Stock at $50 per share.

•	On page 23, under the Section entitled “Description of Convertible Preferred Stock”, the fifth sentence in subsection (d) is hereby changed to read as follows:

If the NAV of our Common Stock reaches $20 per share (adjusted for any distributions made to common stockholders), the Board may, in its sole discretion, redeem all then outstanding shares of Convertible Preferred Stock at $50 per share.

•	On page 23, under the Section entitled “Description of Convertible Preferred Stock”, subsection (e) is hereby changed to read as follows:

We will redeem all outstanding shares of Convertible Preferred Stock as of July 24, 2017 (five years from the Expiration Date) at a price of $50 per share of Convertible Preferred Stock held on such date.

•	On page 52, under the Section entitled “Convertible Preferred Stock”, subsection (e) is hereby changed to read as follows:

We will redeem all outstanding shares of Convertible Preferred Stock as of July 24, 2017 (five years from the Expiration Date) at a price of $50 per share of Convertible Preferred Stock held on such date.

Any holder of rights to purchase shares of convertible preferred stock that has previously exercised such rights may cancel such exercise and have any payment made refunded.

If you have any questions, please contact Phoenix Advisory Partners, the Information Agent for the rights offering, at 1-877-478-5038.

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE